UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report:  July 30, 2007
(Date of earliest event reported)

PHOTON DYNAMICS, INC.
(Exact name of registrant as specified in charter)

California	000-27234	94-3007502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5970 Optical Court
San Jose, California 95138-1400
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (408) 226-9900

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 3.02 Unregistered Sales of Equity Securities.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01  Entry into a Material Definitive Agreement.

  On July 27, 2007, Photon Dynamics, Inc. (“Photon Dynamics”) agreed to acquire Salvador Imaging, Inc. (“Salvador Imaging”) pursuant to an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) among Photon Dynamics, Salvador Imaging, Salvador Acquisition, Inc. (“Merger Sub I”), Salvador Acquisition, LLC (“Merger Sub II”), Salvador Foundation Charitable Remainder Unitrust, David Gardner, James R. Long, Patricia Long, Kerry Rhea, Lisa J. Rhea and David Gardner as Shareholders’ Representative. The transaction closed on July 30, 2007.  On July 31, 2007, and pursuant to the terms and conditions of the Merger Agreement, Merger Sub I was merged (the “First Step Merger”) with and into Salvador Imaging with Salvador Imaging continuing as the interim surviving corporation, and subsequently, Salvador Imaging was merged (the “Second Step Merger” and together with the First Step Merger, the “Merger”) with and into Merger Sub II with Merger Sub II continuing as the surviving entity and a wholly-owned subsidiary of Photon Dynamics. Photon Dynamics paid an aggregate of approximately $20 million to complete the Merger.  The aggregate merger consideration consisted of (i) 1,084,406 shares of Photon Dynamics’s common stock, (ii) approximately $2.7 million in cash and (iii) a promissory note in the amount of approximately $5.3 million with principal payable in two equal installments on October 27, 2008 and January 27, 2010.  The merger consideration was paid to the former Salvador Imaging shareholders in accordance with the terms of the Merger Agreement.  David Gardner, the founder, president and Chief Executive Officer of Salvador Imaging, will be president of the wholly-owned subsidiary.

  The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement attached hereto as Exhibit 10.1.  On July 30, 2007, Photon Dynamics issued a press release announcing the Merger, a copy of which is attached hereto as Exhibit 99.1.

Item 2.01  Completion of Acquisition or Disposition of Assets.

  The information set forth in Item 1.01 is hereby incorporated by reference herein.

Item 3.02  Unregistered Sales of Equity Securities.

  The issuance of Photon Dynamics’s common stock to Salvador Imaging shareholders in the merger is expected to be exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, or Regulation D thereunder, as a transaction by an issuer not involving a public offering.

  Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS
Number	Description

10.1
Agreement and Plan of Merger and Reorganization, dated July 27, 2007, among Photon Dynamics, Inc., Salvador Imaging, Inc., Salvador Acquisition, Inc., Salvador Acquisition, LLC, Salvador Foundation Charitable Remainder Unitrust, David Gardner, James R. Long, Patricia Long, Kerry Rhea, Lisa J. Rhea and David Gardner as Shareholders’ Representative

99.1	Press Release, dated July 30, 2007, entitled “Photon Dynamics Acquires Salvador Imaging”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PHOTON DYNAMICS, INC.

Dated: August 1, 2007	By:	/s/ Carl C. Straub Jr.
Carl C. Straub Jr.
General Counsel and Secretary

EXHIBIT INDEX
Exhibit No.	Description
10.1
Agreement and Plan of Merger and Reorganization, dated July 27, 2007, among Photon Dynamics, Inc., Salvador Imaging, Inc., Salvador Acquisition, Inc., Salvador Acquisition, LLC, Salvador Foundation Charitable Remainder Unitrust, David Gardner, James R. Long, Patricia Long, Kerry Rhea, Lisa J. Rhea and David Gardner as Shareholders’ Representative

99.1	Press Release of Photon Dynamics, Inc. dated July 30, 2007 entitled “Photon Dynamics Acquires Salvador Imaging”